EXECUTION VERSION

GUARANTEE
THIS GUARANTEE dated as of October 28, 2019, by each of the signatories listed on the signature pages hereto (other than the Collateral Agent) and each of the other entities that becomes a party hereto pursuant to Section 20 (the “Guarantors,” and individually, a “Guarantor”), in favor of the Collateral Agent (as defined in the Credit Agreement) for the benefit of the Secured Parties.
W I T N E S S E T H:
WHEREAS, reference is made to that certain Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among PRA HEALTH SCIENCES, INC., a Delaware corporation (“Holdings”), PHARMACEUTICAL RESEARCH ASSOCIATES, INC., a Virginia corporation (the “Borrower”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and as Collateral Agent, and the other parties party thereto, pursuant to which, among other things, the Lenders have severally agreed to make Loans to the Borrower, the Swingline Lender has agreed to make Swingline Loans and the Letter of Credit Issuers have agreed to issue Letters of Credit for the account of the Borrower and the Restricted Subsidiaries (collectively, the “Extensions of Credit”) upon the terms and subject to the conditions set forth therein and one or more Cash Management Banks or Hedge Banks may from time to time enter into Secured Cash Management Agreements or Secured Hedge Agreements with Holdings and/or its Restricted Subsidiaries;
WHEREAS, the Borrower is a direct or indirect wholly-owned Subsidiary of Holdings and each other Guarantor is a direct or indirect wholly-owned Subsidiary of Holdings;
WHEREAS, the Extensions of Credit will be used in part to enable valuable transfers to the Guarantors in connection with the operation of their respective businesses;
WHEREAS, each Guarantor acknowledges that it will derive substantial direct and indirect benefit from the Extensions of Credit; and
WHEREAS, it is a condition precedent to the obligation of the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guarantee to the Collateral Agent for the benefit of the Secured Parties;
NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent, the Lenders, the Swingline Lender and the Letter of Credit Issuers to enter into the Credit Agreement, to induce the Lenders, Swingline Lender and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Cash Management Banks or Hedge Banks to enter into Secured Cash Management Agreements or Secured Hedge Agreements with Holdings and/or its Restricted Subsidiaries, the Guarantors hereby agree with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:
1.Defined Terms.
(a)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(b)    The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to Sections of this Guarantee unless otherwise specified. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.
(c)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
2.    Guarantee.
(a)    Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, to the Collateral Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of anyone other than such Guarantor (including amounts that would become due but for operation of the automatic stay under 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)).
(b)    Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Credit Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under the Bankruptcy Code or any applicable laws relating to fraudulent conveyances, fraudulent transfers or the insolvency of debtors.
(c)    Each Guarantor further agrees to pay any and all expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by the Administrative Agent or the Collateral Agent or any other Secured Party in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantors under this Guarantee.
(d)    Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Collateral Agent or any other Secured Party hereunder.
(e)    No payment or payments made by the Borrower, any of the other Guarantors, any other guarantor or any other Person or received or collected by the Collateral Agent, the Administrative Agent or any other Secured Party from the Borrower, any of the other Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments, other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations under the Credit Documents are paid in full, the Commitments are terminated and no Letters of Credit shall be outstanding or the Letters of Credit Outstanding shall have been Cash Collateralized.
(f)    Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Collateral Agent or any other Secured Party on account of its liability hereunder, it will notify the Collateral Agent in writing that such payment is made under this Guarantee for such purpose.
The Collateral Agent shall have its own independent right to demand payment of the amounts payable by each applicable Guarantor under this Section 2, irrespective of any discharge of such Guarantor's obligations to pay those amounts to the other Secured Parties resulting from failure by them to take appropriate steps in insolvency proceedings affecting that Guarantor to preserve their entitlement to be paid those amounts.
Any amount due and payable by a Guarantor to the Collateral Agent under this Section 2 shall be decreased to the extent that the other Secured Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Credit Documents and any amount due and payable by a Guarantor to the Collateral Agent under those provisions shall be decreased to the extent that the Collateral Agent has received (and is able to retain) payment in full of the corresponding amount under this Section 2; provided that the foregoing shall not be deemed to decrease any amounts due and owing to the Secured Parties in respect of the Obligations under this Guarantee.
3.    [Reserved]
4.    Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder (including by way of set-off rights being exercised against it), such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 6 hereof. The provisions of this Section 4 shall in no respect limit the obligations and liabilities of any Guarantor to the Collateral Agent and the other Secured Parties, and each Guarantor shall remain liable to the Collateral Agent and the other Secured Parties up to the maximum liability of such Guarantor hereunder.
5.    Right of Set-off. In addition to any rights and remedies of the Secured Parties provided by law, each Guarantor hereby irrevocably authorizes each Secured Party at any time and from time to time following the occurrence and during the continuance of an Event of Default, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, upon any amount becoming due and payable by such Guarantor hereunder (whether at stated maturity, by acceleration or otherwise), to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Guarantor. Each Secured Party shall notify such Guarantor promptly of any such set-off and the appropriation and application made by such Secured Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.
6.    No Subrogation. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or appropriation and application of funds of any of the Guarantors by the Collateral Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights (or if subrogated by operation of law, such Guarantor hereby waives such rights to the extent permitted by applicable law) of the Collateral Agent or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Collateral Agent or any other Secured Party for the payment of any of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor or other guarantor in respect of payments made by such Guarantor hereunder, in each case, until all amounts owing to the Collateral Agent and the other Secured Parties on account of the Obligations under the Credit Documents are paid in full, the Commitments are terminated and no Letters of Credit shall be outstanding or the Letters of Credit outstanding shall have been Cash Collateralized. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, or the Commitments shall not have been terminated or there are still Letters of Credit outstanding (unless they shall have been Cash Collateralized), such amount shall be held by such Guarantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Collateral Agent, if required), to be applied against the Obligations, whether due or to become due, in such order as the Collateral Agent may determine.
7.    Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Collateral Agent or any other Secured Party may be rescinded by such party and any of the Obligations continued, (b) the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Collateral Agent or any other Secured Party, (c) the Credit Agreement, the other Credit Documents, the Letters of Credit and any other documents executed and delivered in connection therewith and the Secured Cash Management Agreements and Secured Hedge Agreements and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be, or, in the case of any Secured Cash Management Agreement or Secured Hedge Agreement, the Cash Management Bank or Hedge Bank party thereto) may deem advisable from time to time and (d) any collateral security, guarantee or right of offset at any time held by the Collateral Agent or any other Secured Party for the payment of any of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Collateral Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any Guarantor, the Collateral Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or any other person, and any failure by the Collateral Agent or any other Secured Party to make any such demand or to collect any payments from the Borrower or any other Guarantor or any other person or any release of the Borrower or any other Guarantor or any other person shall not relieve any Guarantor in respect of which a demand or collection is not made or any Guarantor not so released of its several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Collateral Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
8.    Guarantee Absolute and Unconditional.
(a)    Each Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, modification, waiver or accrual of any of the Obligations, and notice of or proof of reliance by the Collateral Agent or any other Secured Party upon this Guarantee or acceptance of this Guarantee. All Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, modified, waived or accrued, in reliance upon this Guarantee, and all dealings between the Borrower and any of the other Guarantors, on the one hand, and the Collateral Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. To the fullest extent permitted by applicable law, each Guarantor waives diligence, promptness, presentment, protest and notice of protest, demand for payment or performance, notice of default or nonpayment, notice of acceptance and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of the Borrower or any of the other Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any other Credit Document, any Letter of Credit, any Secured Cash Management Agreement, any Secured Hedge Agreement, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Borrower or any other Guarantor against the Collateral Agent or any other Secured Party or (c)  any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower with respect to the Obligations, or of such Guarantor under this Guarantee or the other Credit Documents, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent and any other Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Collateral Agent or any other Secured Party to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent and the other Secured Parties against such Guarantor.
(b)    This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors, indorsees, transferees and assigns until all Obligations under the Credit Documents (other than any contingent indemnity obligations not then due, any Secured Hedge Obligations or any Secured Cash Management Obligations) shall have been satisfied by payment in full, the Commitments thereunder shall be terminated and no Letters of Credit thereunder shall be outstanding (except to the extent that the Letters of Credit have been Cash Collateralized), notwithstanding that from time to time during the term of the Credit Agreement and any Secured Cash Management Agreement or Secured Hedge Agreement the Credit Parties may be free from any Obligations.
(c)    A Guarantor shall automatically be released from its obligations hereunder and the Guarantee of such Guarantor shall be automatically released under the circumstances described in Section 13.1 of the Credit Agreement.
(d)    The Guarantors jointly and severally agree that, as between the Guarantors and the Secured Parties, the Obligations under the Credit Documents may be declared to be forthwith due and payable as provided in Section 11 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in such Section) for purposes of Section 2, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower or Holdings and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 2.
9.    Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
10.    Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars (based on the Dollar Equivalent amount of such Obligations on the date of payment) at the Collateral Agent’s office. Each Guarantor agrees that the provisions of Sections 5.4 and 13.19 of the Credit Agreement shall apply to such Guarantor’s obligations under this Guarantee.
11.    Representations and Warranties; Covenants.
(a)    Each Guarantor hereby represents and warrants that the representations and warranties set forth in Section 8 of the Credit Agreement as they relate to such Guarantor and in the other Credit Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects as of the Closing Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), provided that any such representation and warranty which is qualified by materiality, Material Adverse Effect or similar language is true and correct in all respects, and the Collateral Agent and each other Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.
(b)    Each Guarantor hereby covenants and agrees with the Collateral Agent and each other Secured Party that, from and after the date of this Guarantee until the Obligations are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding or the Letters of Credit Outstanding have been Cash Collateralized, such Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 9 or Section 10 of the Credit Agreement, and so that no Default or Event of Default, is caused by any act or failure to act of such Guarantor or any of its Subsidiaries.
12.    Authority of the Collateral Agent.
(a)    The Collateral Agent enters into this Guarantee in its capacity as agent for the Secured Parties from time to time. The rights and obligations of the Collateral Agent under this Guarantee at any time are the rights and obligations of the Secured Parties at that time. Each of the Secured Parties has (subject to the terms of the Credit Documents) a several entitlement to each such right, and a several liability in respect of each such obligation, in the proportions described in the Credit Documents. The rights, remedies and discretions of the Secured Parties, or any of them, under this Guarantee may be exercised by the Collateral Agent. No party to this Guarantee is obliged to inquire whether an exercise by the Collateral Agent of any such right, remedy or discretion is within the Collateral Agent’s authority as agent for the Secured Parties.
(b)    Each party to this Guarantee acknowledges and agrees that any changes (in accordance with the provisions of the Credit Documents) in the identity of the persons from time to time comprising the Secured Parties gives rise to an equivalent change in the Secured Parties, without any further act. Upon such an occurrence, the persons then comprising the Secured Parties are vested with the rights, remedies and discretions and assume the obligations of the Secured Parties under this Guarantee. Each party to this Guarantee irrevocably authorizes the Collateral Agent and/or the Administrative Agent to give effect to the change in Lenders contemplated in this Section 12(b) by countersigning an Assignment and Acceptance.
(c)    Neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be liable to any party for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any Credit Document (except for its or such Person’s own gross negligence or willful misconduct, as determined in the final non-appealable judgment of a court of competent jurisdiction).
13.    Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of Holdings at the Holdings’ address set forth in Section 13.2 of the Credit Agreement.
14.    Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Guarantee signed by all the parties shall be lodged with the Collateral Agent and Holdings.
15.    Severability. Any provision of this Guarantee that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
16.    Integration. This Guarantee, together with the other Credit Documents and each other document in respect of (and including) any Secured Hedge Agreement and any Secured Cash Management Agreement, represents the agreement of each Guarantor and the Collateral Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents or each other document in respect of (and including) any Secured Hedge Agreement or any Secured Cash Management Agreement.
17.    Amendments in Writing; No Waiver; Cumulative Remedies.
(a)    None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with Section 13.1 of the Credit Agreement.
(b)    Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 17(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or any Secured Party would otherwise have on any future occasion.
(c)    The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
18.    Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
19.    Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Collateral Agent and the other Secured Parties and their respective successors and assigns except that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Collateral Agent.
20.    Additional Guarantors. Each Subsidiary of Holdings that is required to become a party to this Guarantee pursuant to Section 9.11 of the Credit Agreement shall become a Guarantor, with the same force and effect as if originally named as a Guarantor herein, for all purposes of this Guarantee, upon execution and delivery by such Subsidiary of a written supplement substantially in the form of Annex A hereto (each such written supplement, a “Guarantor Supplement”). The execution and delivery of any instrument adding an additional Guarantor as a party to this Guarantee shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee.
21.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE, ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
22.    Submission to Jurisdiction; Waivers; Service of Process. Each Guarantor hereby irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State and County of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same or to commence or support any such action or proceeding in any other jurisdiction;
(c)    agrees that nothing herein shall affect the right of the Collateral Agent or any other Secured Party to effect service of process in any other manner permitted by law or shall limit the right of the Collateral Agent or any other Secured Party to sue in any other jurisdiction; and
(d)    waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 22 any special, exemplary, punitive or consequential damages.
Each Guarantor hereby irrevocably and unconditionally appoints the Borrower (or, if such entity ceases to be existing under the laws of the United States, any state or territory thereof or the District of Columbia, and each Credit Party does not appoint another Credit Party existing therein as such a substitute agent, CT Corporation System 111 Eighth Avenue, 13th Floor, New York, New York 10011) as its agent for service of process in any suit, action or proceeding with respect to this Guarantee and each other Credit Document and agrees that service of process in any such suit, action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor in care of the Borrower at the Borrower’s address set forth in the Credit Agreement (or, if the Borrower ceases to be the agent for service of process as set forth in this paragraph, at the address of CT Corporation System set forth in this paragraph or the address of the substitute agent specified upon its appointment, as the case may be) and each Guarantor hereby irrevocably authorizes and directs the Borrower (or such other substitute agent) to accept such service on its behalf.
23.    GOVERNING LAW. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature pages follow]
IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer or other representative as of the day and year first above written.

PRA HEALTH SCIENCES, INC., as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
PHARMACEUTICAL RESEARCH ASSOCIATES, INC., as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
PRA HOLDINGS, INC., as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
PRA INTERNATIONAL, LLC, as Guarantor
By: PRA Holdings, Inc., its sole member
By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
NEXTRIALS, INC., as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
PRA EARLY DEVELOPMENT RESEARCH, INC., as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
CRI NEWCO, INC., as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
CRI WORLDWIDE, LLC, as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
LIFETREE CLINICAL RESEARCH, L.C., as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
CRI INTERNATIONAL, LLC, as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

CLINSTAR LLC, as Guarantor
By: Pharmaceutical Research Associates, Inc., its sole member
By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
PHARMACEUTICAL RESEARCH ASSOCIATES EASTERN EUROPE, LLC, as Guarantor
By: ClinStar, LLC, its sole member By: Pharmaceutical Research Associates, Inc., its sole member
By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
PHARMACEUTICAL RESEARCH ASSOCIATES CIS, LLC, as Guarantor
By: Pharmacutical Research Associates Eastern Europe, LLC, its sole member By: ClinStar, LLC, its sole member By: Pharmaceutical Research Associates, Inc., its sole member
By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

RPS GLOBAL HOLDINGS, LLC as Guarantor
By: PRA Holdings, Inc., its sole member
By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
RPS PARENT HOLDING LLC, as Guarantor

By: RPS Global Holdings, LLC, its sole member By: PRA Holdings, Inc., its sole member By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
ROY RPS HOLDINGS LLC, as Guarantor

By: RPS Parent Holding, LLC, its sole member By: RPS Global Holdings, LLC, its sole member By: PRA Holdings, Inc., its sole member
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
RESEARCH PHARMACEUTICAL SERVICES, INC., as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

SYMPHONY HEALTH SOLUTIONS CORPORATION, as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
SOURCE HEALTHCARE ANALYTICS, LLC, as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO
PARALLEL 6, INC., as Guarantor

By:
/s/ Michael J. Bonello
Name: Michael J. Bonello
Title: EVP, Treasurer, Secretary and CFO

PNC BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
/s/ Richard C. Brown
Name: Richard C. Brown
Title: Senior Vice President

ANNEX A TO
THE GUARANTEE
SUPPLEMENT NO. [ ] dated as of [                    ] to the GUARANTEE dated as of October 28, 2019, among each of the Guarantors listed on the signature pages thereto and any other entity that becomes a party thereto pursuant to Section 20 thereof (each such entity individually, a “Guarantor” and, collectively, the “Guarantors”), and PNC Bank, National Association, as Collateral Agent for the Secured Parties (the “Guarantee”).
A.    Reference is made to that certain Credit Agreement, dated as of the date of the Guarantee (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among PRA HEALTH SCIENCES, INC., a Delaware corporation (“Holdings”), PHARMACEUTICAL RESEARCH ASSOCIATES, INC., a Virginia corporation (the “Borrower”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Letter of Credit Issuer and Swingline Lender, and the other parties party thereto.
B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee.
C.    The Guarantors have entered into the Guarantee in order to induce the Administrative Agent, the Collateral Agent, the Lenders, the Swingline Lender and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Cash Management Banks or Hedge Banks to enter into Secured Cash Management Agreements or Secured Hedge Agreements with Holdings and/or its Restricted Subsidiaries.
D.     Section 9.11 of the Credit Agreement and Section 20 of the Guarantee provide that additional Subsidiaries may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee in order to induce the Lenders, the Swingline Lender and the Letter of Credit Issuers to make additional Extensions of Credit, to induce one or more Hedge Banks or Cash Management Banks to enter into Secured Hedge Agreements and Secured Cash Management Agreements and as consideration for Extensions of Credit previously made.
Accordingly, the Collateral Agent and each New Guarantor agrees as follows:
SECTION 1.    In accordance with Section 20 of the Guarantee, each New Guarantor by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor, and each New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), provided that any such representation and warranty which is qualified by materiality, Material Adverse Effect or similar language is true and correct in all respects. Each reference to a Guarantor in the Guarantee shall be deemed to include each New Guarantor. The Guarantee is hereby incorporated herein by reference.
SECTION 2.    Each New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.
SECTION 3.    This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with Holdings and the Collateral Agent. This Supplement shall become effective as to each New Guarantor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Guarantor and the Collateral Agent.
SECTION 4.    Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.
SECTION 5.    THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 6.    Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7.    All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of Holdings at Holdings’ address set forth in Section 13.2 of the Credit Agreement.
[Signature pages follow]

IN WITNESS WHEREOF, each New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.

[NAME OF NEW GUARANTOR], as Guarantor

By:

Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:

Name:
Title: